Exhibit 99.1

McKesson Launches Exchange Offer to Split-Off its Interest in Change Healthcare

February 10, 2020

Irving, Texas, February 10, 2020 – McKesson Corporation (NYSE:MCK) today announced the commencement of an exchange offer for the split-off of its wholly-owned subsidiary, PF2 SpinCo, Inc. (“SpinCo”), which will hold all of McKesson’s interest in Change Healthcare LLC (“Change Healthcare”), as part of McKesson’s previously announced agreement with Change Healthcare Inc. (Nasdaq:CHNG) (“Change”) to merge SpinCo with and into Change.

“We are very pleased to launch the split-off of our investment in Change Healthcare. We have concluded that now is the appropriate time to distribute our remaining stake in Change Healthcare”, said Brian Tyler, chief executive officer, McKesson. “We expect this exchange offer will continue to deliver value to McKesson shareholders by reducing our number of outstanding shares in a tax-efficient manner. This transaction better positions McKesson to focus on our core business and signifies another important step in McKesson’s transformation to become a simpler, more focused organization.”

The exchange offer represents the next step in McKesson’s planned exit from its investment in Change Healthcare, which will be effected through a “Reverse Morris Trust” transaction. In the exchange offer, McKesson stockholders will have the opportunity to exchange their shares of McKesson common stock for shares of SpinCo common stock, which will be immediately converted into an equal number of shares of Change common stock upon completion of the proposed merger, in each case subject to certain customary terms and conditions. The exchange offer and merger are generally expected to be tax-free to participating McKesson stockholders for U.S. federal income tax purposes except to the extent of any cash received in lieu of fractional shares of Change common stock.

Details of the Exchange Offer:

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Holders of McKesson common stock will have the opportunity to exchange some or all of their shares for SpinCo common stock at a 7.0% discount per-share value, subject to an upper limit (as described below).

•	The discount means that tendering stockholders are expected to receive approximately $107.53 of SpinCo common stock for every $100 of McKesson common stock tendered and accepted in the exchange offer.

•

The number of shares a McKesson stockholder can receive in the exchange offer is subject to an upper limit of 11.4086 shares of SpinCo common stock for each share of McKesson common stock tendered and accepted in the exchange offer.

•	If the upper limit is in effect, then the exchange ratio will be fixed at that limit and tendering stockholders will receive less than $107.53 of SpinCo stock for each $100 of McKesson common stock.

•

McKesson will offer 175,995,192 shares of SpinCo common stock in the exchange offer. The number of shares of McKesson common stock that will be accepted in the exchange offer will depend on the final exchange ratio, the number of shares of McKesson common stock tendered and whether the upper limit is in effect.

•

SpinCo common stock will not be transferred to participating stockholders following the exchange offer. Such participants will instead receive shares of Change common stock in the merger immediately following the completion of the exchange offer. No trading market currently exists or will exist for shares of SpinCo common stock.

•	The exchange offer is scheduled to expire at 11:59 p.m., New York City time, on March 9, 2020, unless the exchange offer is extended or terminated.

•	Holders of McKesson common stock may withdraw their tendered shares at any time before the expiration date of the exchange offer.

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Participants in the McKesson Corporation 401(k) Retirement Savings Plan (the “McKesson 401(k) Plan”) will receive special directions from the plan administrator of the McKesson 401(k) Plan and to allow sufficient time for the tender of shares by the trustee of the McKesson 401(k) Plan, plan participants must provide the requisite instructions as directed by 4:00 p.m., New York City time, on March 3, 2020, unless the exchange offer is extended or terminated.

Subject to the upper limit, the final exchange ratio used to determine the number of shares of SpinCo common stock that participating stockholders will receive for each share of McKesson common stock accepted in the exchange offer will be calculated by McKesson by reference to the simple arithmetic average of the daily volume–weighted average prices, on each of the three Valuation Dates (as defined below), of McKesson common stock and Change common stock on the New York Stock Exchange and The Nasdaq Global Select Market, respectively, during a period of three consecutive trading days (the “Valuation Dates”) ending on and including the second trading day preceding the expiration date of the exchange offer. Based on an expiration date of March 9, 2020, the Valuation Dates are expected to be March 3, March 4 and March 5, 2020. Unless the exchange offer is extended or terminated, the final exchange ratio will be announced in a press release no later than 11:59 p.m., New York City time, on March 5, 2020, and the exchange offer will expire at 11:59 p.m., New York City time, on March 9, 2020, leaving two trading days between the date that the final exchange ratio is announced and the expiration of the exchange offer.

The final exchange ratio, as well as a daily indicative exchange ratio beginning at the end of the third day of the exchange offer period, will also be available at www.dfking.com/McKesson.

Immediately following the completion of the exchange offer, SpinCo will merge with and into Change, whereby the separate corporate existence of SpinCo will cease and Change will continue as the surviving company. In the merger, each share of SpinCo common stock will be converted into one share of Change common stock. Change will issue 175,995,192 shares of Change common stock in the merger.

The exchange offer will be subject to proration if the exchange offer is oversubscribed, and the number of shares accepted in the exchange offer may be fewer than the number of shares tendered.

If the exchange offer is consummated but not fully subscribed, or if the upper limit is in effect and not all of the shares of SpinCo common stock owned by McKesson are distributed pursuant to the exchange offer, the remaining shares of SpinCo common stock owned by McKesson will be distributed in a spin-off on a pro rata basis to McKesson stockholders whose McKesson common stock remains outstanding after the consummation of the exchange offer.

The transaction is subject to customary closing conditions, including required regulatory approvals. Change’s board of directors previously approved the Merger and the Merger Agreement prior to the execution of the Merger Agreement on December 20, 2016. On January 17, 2017, the stockholders of Change approved the Merger, the Merger Agreement and the transactions contemplated thereby.

Upon completion of the merger, approximately 51 percent of the outstanding shares of Change common stock are expected to be held by pre-merger holders of McKesson common stock, and approximately 49 percent of the outstanding shares of Change common stock are expected to be held by pre-merger holders of Change common stock.

The terms and conditions of the exchange offer are more fully described in a registration statement on Form S-4 and Form S-1, including a prospectus forming a part thereof, filed by SpinCo with the U.S. Securities and Exchange Commission (the “SEC”) today and a tender offer statement on Schedule TO filed by McKesson with the SEC today.

For more information about the exchange offer, please visit www.dfking.com/McKesson or contact the information agent, D.F. King & Co., at 1-866-304-5477 (toll-free in the United States) and 1-212-269-5550 (outside of the United States).

In connection with the transactions, Goldman Sachs & Co. LLC is acting as financial advisor and Davis Polk & Wardwell LLP is acting as legal advisor to McKesson.

Forward-Looking Statements

This press release contains certain statements about McKesson, SpinCo and Change that are “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in McKesson’s and Change’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the SEC). The forward-looking statements contained in this press release may include statements about the expected effects on McKesson, SpinCo and Change of the separation of SpinCo from McKesson and the merger of SpinCo with and into Change (collectively, the “Transactions”); the anticipated benefits of the Transactions and McKesson’s, SpinCo’s and Change’s anticipated financial results; and also include all other statements in this press release that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of McKesson, SpinCo and Change (as the case may be) and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include, but are not limited to: changes in the healthcare industry and regulatory environment; fluctuations in foreign currency exchange rates; material adverse resolution of pending legal proceedings, including those related to the distribution of controlled substances; cyberattack, natural disaster, or malfunction of sophisticated internal computer systems to perform as designed; the potential inadequacy of insurance to cover property loss or liability claims; the satisfaction of the conditions to the Transactions and other risks related to the completion of the Transactions and actions related thereto; McKesson’s and Change’s ability to complete the Transactions on the anticipated terms and schedule, including the ability to obtain regulatory approvals; the anticipated tax treatment of the Transactions and related transactions; the expansion and growth of Change’s operations; ongoing risks related to the price or trading volume of Change’s common stock; failure to pay dividends to holders of Change’s common stock; impairment charges for goodwill; and the risk that disruptions from the Transactions will harm McKesson’s, SpinCo’s or Change’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and none of McKesson, SpinCo or Change undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Important Notices and Additional Information

In connection with the Transactions, McKesson has filed with the SEC a Schedule TO with respect to the exchange offer, SpinCo has filed with the SEC a registration statement on Form S-4 and Form S-1 containing a prospectus of SpinCo relating to the exchange offer, and Change has filed with the SEC a registration statement on Form S-4 relating to the Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND ANY AMENDMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MCKESSON, SPINCO AND CHANGE AND THE TRANSACTIONS. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of these materials may be obtained free of charge by accessing McKesson’s website at www.mckesson.com, or from Change by accessing Change’s website at www.changehealthcare.com.

To obtain copies of the exchange offer prospectus and related documents, or for questions about the exchange offer or how to participate, please visit the website that McKesson will maintain for the exchange offer at www.dfking.com/McKesson or contact the information agent, D.F. King & Co., at 1-866-304-5477 (toll-free in the United States) and 1-212-269-5550 (outside of the United States).

None of McKesson, SpinCo, Change or their respective directors or officers makes any recommendation as to whether any McKesson stockholder should participate in the exchange offer. This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About McKesson Corporation

McKesson Corporation is a global leader in healthcare supply chain management solutions, retail pharmacy, community oncology and specialty care, and healthcare information technology. McKesson partners with pharmaceutical manufacturers, providers, pharmacies, governments and other organizations in healthcare to help provide the right medicines, medical products and healthcare services to the right patients at the right time, safely and cost-effectively. United by our ICARE shared principles, our employees work every day to innovate and deliver opportunities that make our customers and partners more successful — all for the better health of patients. McKesson has been named the “Most Admired Company” in the healthcare wholesaler category by FORTUNE, a “Best Place to Work” by the Human Rights Campaign Foundation, and a top military-friendly company by Military Friendly. For more information, visit www.mckesson.com.

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